                                                                 Exhibit 23.4

                     CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Amendment No. 1 to this registration statement on Form S-4 (Registration No. 333-66291) of our report dated
July 28, 1998, on our audits of the financial statements of the Missouri Lead Division. We also consent to the reference to our firm under the caption "Experts".


                                    /s/ PricewaterhouseCoopers LLP


New York, New York
January 20, 1999